UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2016

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation)	001-35587 (Commission File Number)	27-2249687 (I.R.S. Employer Identification No.)

1000 Winter Street Suite 3300 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01                   Regulation FD Disclosure.

Lonnie Moulder, Chief Executive Officer of TESARO, Inc. (“TESARO”), and Mary Lynne Hedley, President and Chief Operating Officer of TESARO, will present at the Leerink Partners 5th Annual Global Healthcare Conference on February 10, 2016 at 2:40 p.m. Eastern time. A live webcast of the presentation will be accessible via the Investors page of the TESARO website at www.tesarobio.com. Furnished as Exhibit 99.1 to this Current Report are slides being used by TESARO for the presentation.

Section 9 — Financial Statements and Exhibits

Item 9.01                   Financial Statements and Exhibits

(d)                              Exhibits

Exhibit No.	Description

99.1	TESARO, Inc. investor presentation for the Leerink Partners 5th Annual Global Healthcare Conference, dated February 10, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
Senior Vice President, General Counsel and Secretary

Dated:  February 10, 2016

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